EXHIBIT C

[FORM OF CLASS C-B CERTIFICATE]

[ONLY FOR OFFERED CERTIFICATES] [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

[ONLY FOR PRIVATE CERTIFICATES]  [THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE ACT”).  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.]

PURSUANT TO SECTION 6.02(f) OF THE AGREEMENT, AN ERISA RESTRICTED CERTIFICATE OR ANY INTEREST HEREIN MAY NOT BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUST ADMINISTRATOR (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF SUCH A PLAN OR OTHER RETIREMENT ARRANGEMENT OR (II) IF THE PURCHASER IS AN INSURANCE COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN OR (III) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  IN THE EVENT THE REPRESENTATIONS REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED, SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUST ADMINISTRATOR BY THE TRANSFEREE’S ACCEPTANCE OF THIS CERTIFICATE, OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE IN BOOK-ENTRY FORM.  IN THE EVENT THAT A REPRESENTATION IS VIOLATED, OR ANY ATTEMPT TO TRANSFER THIS CERTIFICATE TO A PLAN OR OTHER RETIREMENT ARRANGEMENT OR PERSON USING A PLAN’S OR ARRANGEMENT’S ASSETS IS ATTEMPTED WITHOUT THE DELIVERY TO THE TRUST ADMINISTRATOR OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

Certificate No.

:

Cut-off Date

:

September 1, 2007

First Distribution Date

:

October 25, 2007

Initial Certificate Balance
of this Certificate
(“Denomination”)

:

Initial Certificate Balances
of all Certificates
of this Class

:

CUSIP

:

Interest Rate

:

Maturity Date

:

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Credit Suisse First Boston Mortgage Securities Corp.,
CSMC  Mortgage-Backed Pass-Through Certificates, Series 2007-6
Class [______]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Servicers, the Special Servicer, the Trust Administrator or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that [_____________________] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, the “Seller”),  Wells Fargo Bank, N.A., as a servicer (in such capacity, a “Servicer”), as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”), Select Portfolio Servicing, Inc., as a servicer (in such capacity, a “Servicer”), as special servicer (in such capacity, the “Special Servicer”) and as modification oversight agent, Bank of America, National Association, as a servicer (a “Servicer”), Universal Master Servicing, LLC, as a servicer (a “Servicer”) and U.S. Bank National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to Section 6.02(f) of the Agreement, no transfer of an ERISA Restricted Certificate shall be made unless the Trust Administrator shall have received either (i) a representation letter from the transferee of such ERISA Restricted Certificate, acceptable to and in form and substance satisfactory to the Trust Administrator, to the effect that such transferee is not an employee benefit plan or other retirement arrangement subject to Section 406 of ERISA or Section 4975 of the Code, or a person using the assets of any such plan or other retirement arrangement which representation letter shall not be an expense of the Trust Administrator or the Trust Fund, (ii) if the purchaser is an insurance company and the ERISA Restricted Certificate has been the subject of an ERISA-Qualifying Underwriting, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such ERISA Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a person using such plan’s or arrangement’s assets, an Opinion of Counsel satisfactory to the Trust Administrator to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Depositor, the Trustee, the Trust Administrator, the Special Servicer, the Master Servicer, the Servicer or any other servicers to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of such parties or the Trust Fund.  In the event the representations referred to in the preceding sentence are not furnished, such representation shall be deemed to have been made to the Trust Administrator by the transferee’s acceptance of an ERISA Restricted Certificate or by any beneficial owner who purchases an interest in this certificate in book-entry form.  In the event that a representation is violated, or any attempt to transfer an ERISA Restricted Certificate to a plan or other retirement arrangement or person using a plan’s or arrangement’s assets is attempted without the delivery to the Trust Administrator of the Opinion of Counsel described above, the attempted transfer or acquisition of this certificate shall be void and of no effect.

[ONLY FOR PRIVATE CERTIFICATES] [No transfer of this Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws.  In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee shall each certify to the Trust Administrator in writing the facts surrounding the transfer and (i) deliver a letter in substantially the form of either Exhibit M and either (A) Exhibit N-1, provided that all of the Certificates of the Class shall be transferred to one investor or the Depositor otherwise consents to such transfer, (B) Exhibit N-2, or (C) Exhibit N-3, or (ii) there shall be delivered to the Trust Administrator at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act.  In the event that such a transfer is to be made within three years from the date of the initial issuance of Certificates pursuant hereto, there shall also be delivered (except in the case of a transfer pursuant to Rule 144A of the Securities Act) to the Trustee and the Trust Administrator an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act.  The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.]

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: September ___, 2007

WELLS FARGO BANK, N.A.,
as Trust Administrator

By ________________________________

Countersigned:

By ___________________________

Authorized Signatory of

WELLS FARGO BANK, N.A.,

as Trust Administrator

EXHIBIT D-1

[FORM OF CLASS AR CERTIFICATE]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “RESIDUAL INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUST ADMINISTRATOR A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

PURSUANT TO SECTION 6.02(f) OF THE AGREEMENT, AN ERISA RESTRICTED CERTIFICATE OR ANY INTEREST HEREIN MAY NOT BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUST ADMINISTRATOR (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF SUCH A PLAN OR OTHER RETIREMENT ARRANGEMENT OR (II) IF THE PURCHASER IS AN INSURANCE COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN OR (III) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  IN THE EVENT THE REPRESENTATIONS REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED, SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUST ADMINISTRATOR BY THE TRANSFEREE’S ACCEPTANCE OF THIS CERTIFICATE, OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE IN BOOK-ENTRY FORM.  IN THE EVENT THAT A REPRESENTATION IS VIOLATED, OR ANY ATTEMPT TO TRANSFER THIS CERTIFICATE TO A PLAN OR OTHER RETIREMENT ARRANGEMENT OR PERSON USING A PLAN’S OR ARRANGEMENT’S ASSETS IS ATTEMPTED WITHOUT THE DELIVERY TO THE TRUST ADMINISTRATOR OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

Certificate No.

:

Cut-off Date

:

September 1, 2007

First Distribution Date

:

October 25, 2007

Initial Certificate Balance
of this Certificate
(“Denomination”)

:

$[____]

Initial Certificate Balances
of all Certificates
of this Class

:

$[____]

CUSIP

:

Pass-Through Rate

:

Maturity Date

:

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Credit Suisse First Boston Mortgage Securities Corp.,
CSMC  Mortgage-Backed Pass-Through Certificates, Series 2007-6
Class AR

evidencing a percentage interest in the distributions allocable to the Class AR Certificates with respect to a Trust Fund consisting primarily of a pool of fixed rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Servicers, the Special Servicer, the Trustee or the Trust Administrator referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CREDIT SUISSE SECURITIES (USA) LLC, is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, the “Seller”),  Wells Fargo Bank, N.A., as a servicer (in such capacity, a “Servicer”), as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”), Select Portfolio Servicing, Inc., as a servicer (in such capacity, a “Servicer”), as special servicer (in such capacity, the “Special Servicer”) and as modification oversight agent, Bank of America, National Association, as a servicer (a “Servicer”), Universal Master Servicing, LLC, as a servicer (a “Servicer”) and U.S. Bank National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class AR Certificate at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in Minneapolis, Minnesota.

Pursuant to Section 6.02(f) of the Agreement, no transfer of an ERISA Restricted Certificate shall be made unless the Trust Administrator shall have received either (i) a representation letter from the transferee of such ERISA Restricted Certificate, acceptable to and in form and substance satisfactory to the Trust Administrator, to the effect that such transferee is not an employee benefit plan or other retirement arrangement subject to Section 406 of ERISA or Section 4975 of the Code, or a person using the assets of any such plan or other retirement arrangement which representation letter shall not be an expense of the Trust Administrator or the Trust Fund, (ii) if the purchaser is an insurance company and the ERISA Restricted Certificate has been the subject of an ERISA-Qualifying Underwriting, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such ERISA Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a person using such plan’s or arrangement’s assets, an Opinion of Counsel satisfactory to the Trust Administrator to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Depositor, the Trustee, the Trust Administrator, the Special Servicer, the Modification Oversight Agent, the Sellers, the Master Servicer, the Servicer or any other servicers to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the such parties or the Trust Fund.  In the event the representations referred to in the preceding sentence are not furnished, such representation shall be deemed to have been made to the Trust Administrator by the transferee’s acceptance of an ERISA Restricted Certificate or by any beneficial owner who purchases an interest in this certificate in book-entry form.  In the event that a representation is violated, or any attempt to transfer an ERISA Restricted Certificate to a plan or other retirement arrangement or person using a plan’s or arrangement’s assets is attempted without the delivery to the Trust Administrator of the Opinion of Counsel described above, the attempted transfer or acquisition of this certificate shall be void and of no effect.

Each Holder of this Class AR Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Class AR Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Class AR Certificate may be transferred without delivery to the Trust Administrator of a transfer affidavit of the initial owner or the proposed transferee in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Class AR Certificate must agree to require a transfer affidavit from any other person to whom such person attempts to Transfer its Ownership Interest in this Class AR Certificate as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Class AR Certificate must agree not to transfer an Ownership Interest in this Class AR Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Class AR Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: September ___, 2007

WELLS FARGO BANK, N.A.,
as Trust Administrator

By________________________________

Countersigned:

By ___________________________

Authorized Signatory of

WELLS FARGO BANK, N.A.,

as Trust Administrator

EXHIBIT D-2

[FORM OF CLASS AR-L CERTIFICATE]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “RESIDUAL INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUST ADMINISTRATOR A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

PURSUANT TO SECTION 6.02(f) OF THE AGREEMENT, AN ERISA RESTRICTED CERTIFICATE OR ANY INTEREST HEREIN MAY NOT BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUST ADMINISTRATOR (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF SUCH A PLAN OR OTHER RETIREMENT ARRANGEMENT OR (II) IF THE PURCHASER IS AN INSURANCE COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN OR (III) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  IN THE EVENT THE REPRESENTATIONS REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED, SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUST ADMINISTRATOR BY THE TRANSFEREE’S ACCEPTANCE OF THIS CERTIFICATE, OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE IN BOOK-ENTRY FORM.  IN THE EVENT THAT A REPRESENTATION IS VIOLATED, OR ANY ATTEMPT TO TRANSFER THIS CERTIFICATE TO A PLAN OR OTHER RETIREMENT ARRANGEMENT OR PERSON USING A PLAN’S OR ARRANGEMENT’S ASSETS IS ATTEMPTED WITHOUT THE DELIVERY TO THE TRUST ADMINISTRATOR OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

Certificate No.

:

Cut-off Date

:

September 1, 2007

First Distribution Date

:

October 25, 2007

Initial Certificate Balance
of this Certificate
(“Denomination”)

:

$[____]

Initial Certificate Balances
of all Certificates
of this Class

:

$[____]

CUSIP

:

Pass-Through Rate

:

Maturity Date

:

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Credit Suisse First Boston Mortgage Securities Corp.,
CSMC  Mortgage-Backed Pass-Through Certificates, Series 2007-6
Class AR-L

evidencing a percentage interest in the distributions allocable to the Class AR-L Certificates with respect to a Trust Fund consisting primarily of a pool of fixed rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Servicers, the Special Servicer, the Trustee or the Trust Administrator referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that WACHOVIA BANK, N.A., is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, the “Seller”),  Wells Fargo Bank, N.A., as a servicer (in such capacity, a “Servicer”), as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”), Select Portfolio Servicing, Inc., as a servicer (in such capacity, a “Servicer”), as special servicer (in such capacity, the “Special Servicer”) and as modification oversight agent, Bank of America, National Association, as a servicer (a “Servicer”), Universal Master Servicing, LLC, as a servicer (a “Servicer”) and U.S. Bank National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class AR-L Certificate at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in Minneapolis, Minnesota.

Pursuant to Section 6.02(f) of the Agreement, no transfer of an ERISA Restricted Certificate shall be made unless the Trust Administrator shall have received either (i) a representation letter from the transferee of such ERISA Restricted Certificate, acceptable to and in form and substance satisfactory to the Trust Administrator, to the effect that such transferee is not an employee benefit plan or other retirement arrangement subject to Section 406 of ERISA or Section 4975 of the Code, or a person using the assets of any such plan or other retirement arrangement which representation letter shall not be an expense of the Trust Administrator or the Trust Fund, (ii) if the purchaser is an insurance company and the ERISA Restricted Certificate has been the subject of an ERISA-Qualifying Underwriting, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such ERISA Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a person using such plan’s or arrangement’s assets, an Opinion of Counsel satisfactory to the Trust Administrator to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Depositor, the Trustee, the Trust Administrator, the Special Servicer, the Modification Oversight Agent, the Sellers, the Master Servicer, the Servicer or any other servicers to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the such parties or the Trust Fund.  In the event the representations referred to in the preceding sentence are not furnished, such representation shall be deemed to have been made to the Trust Administrator by the transferee’s acceptance of an ERISA Restricted Certificate or by any beneficial owner who purchases an interest in this certificate in book-entry form.  In the event that a representation is violated, or any attempt to transfer an ERISA Restricted Certificate to a plan or other retirement arrangement or person using a plan’s or arrangement’s assets is attempted without the delivery to the Trust Administrator of the Opinion of Counsel described above, the attempted transfer or acquisition of this certificate shall be void and of no effect.

Each Holder of this Class AR-L Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Class AR-L Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Class AR-L Certificate may be transferred without delivery to the Trust Administrator of a transfer affidavit of the initial owner or the proposed transferee in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Class AR-L Certificate must agree to require a transfer affidavit from any other person to whom such person attempts to Transfer its Ownership Interest in this Class AR-L Certificate as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Class AR-L Certificate must agree not to transfer an Ownership Interest in this Class AR-L Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Class AR-L Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: September ___, 2007

WELLS FARGO BANK, N.A.,
as Trust Administrator

By________________________________

Countersigned:

By ___________________________

Authorized Signatory of

WELLS FARGO BANK, N.A.,

as Trust Administrator

EXHIBIT E

[FORM OF CLASS PP CERTIFICATE]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE ACT”).  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

PURSUANT TO SECTION 6.02(f) OF THE AGREEMENT, AN ERISA RESTRICTED CERTIFICATE OR ANY INTEREST HEREIN MAY NOT BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUST ADMINISTRATOR (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF SUCH A PLAN OR OTHER RETIREMENT ARRANGEMENT OR (II) IF THE PURCHASER IS AN INSURANCE COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN OR (III) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  IN THE EVENT THE REPRESENTATIONS REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED, SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUST ADMINISTRATOR BY THE TRANSFEREE’S ACCEPTANCE OF THIS CERTIFICATE, OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE IN BOOK-ENTRY FORM.  IN THE EVENT THAT A REPRESENTATION IS VIOLATED, OR ANY ATTEMPT TO TRANSFER THIS CERTIFICATE TO A PLAN OR OTHER RETIREMENT ARRANGEMENT OR PERSON USING A PLAN’S OR ARRANGEMENT’S ASSETS IS ATTEMPTED WITHOUT THE DELIVERY TO THE TRUST ADMINISTRATOR OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

THIS CERTIFICATE WILL BE ENTITLED TO AMOUNTS RECEIVED IN RESPECT OF PREPAYMENT PENALTIES COLLECTED ON CERTAIN MORTGAGE LOANS AS DESCRIBED IN THE AGREEMENT.

Certificate No.

:

Cut-off Date

:

September 1, 2007

First Distribution Date

:

October 25, 2007

Initial Notional Amount
of this Certificate (“Denomination”)

:

$[___]

Initial Class Notional Amount
of all Certificates of this Class

:

$[___]

Percentage Interest

:

100%

CUSIP

:

Pass-Through Rate

:

Maturity Date

:

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Credit Suisse First Boston Mortgage Securities Corp.,
CSMC  Mortgage-Backed Pass-Through Certificates, Series 2007-6
[Class PP]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Servicers, the Special Servicer, the Trust Administrator or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CREDIT SUISSE SECURITIES (USA) LLC, is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, the “Seller”), Wells Fargo Bank, N.A., as a servicer (in such capacity, a “Servicer”), as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”), Select Portfolio Servicing, Inc., as a servicer (in such capacity, a “Servicer”), as special servicer (in such capacity, the “Special Servicer”) and as modification oversight agent, Bank of America, National Association, as a servicer (a “Servicer”), Universal Master Servicing, LLC, as a servicer (a “Servicer”) and U.S. Bank National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to Section 6.02(f) of the Agreement, no transfer of an ERISA Restricted Certificate shall be made unless the Trust Administrator shall have received either (i) a representation letter from the transferee of such ERISA Restricted Certificate, acceptable to and in form and substance satisfactory to the Trust Administrator, to the effect that such transferee is not an employee benefit plan or other retirement arrangement subject to Section 406 of ERISA or Section 4975 of the Code, or a person using the assets of any such plan or other retirement arrangement which representation letter shall not be an expense of the Trust Administrator or the Trust Fund, (ii) if the purchaser is an insurance company and the ERISA Restricted Certificate has been the subject of an ERISA-Qualifying Underwriting, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such ERISA Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a person using such plan’s or arrangement’s assets, an Opinion of Counsel satisfactory to the Trust Administrator to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Depositor, the Trustee, the Trust Administrator, the Special Servicer, the Modification Oversight Agent, the Sellers, the Master Servicer, the Servicer or any other servicers to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the such parties or the Trust Fund.  In the event the representations referred to in the preceding sentence are not furnished, such representation shall be deemed to have been made to the Trust Administrator by the transferee’s acceptance of an ERISA Restricted Certificate or by any beneficial owner who purchases an interest in this certificate in book-entry form.  In the event that a representation is violated, or any attempt to transfer an ERISA Restricted Certificate to a plan or other retirement arrangement or person using a plan’s or arrangement’s assets is attempted without the delivery to the Trust Administrator of the Opinion of Counsel described above, the attempted transfer or acquisition of this certificate shall be void and of no effect.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  September ___, 2007.

WELLS FARGO BANK, N.A.,
as Trust Administrator

By________________________________

Countersigned:

By ___________________________

Authorized Signatory of
WELLS FARGO BANK, N.A.,
as Trust Administrator

EXHIBIT H-5

BASE LIQUIDATION REPORT

The following information will be e-mailed to the Trust Administrator by SPS, in accordance with Section 4.05:

Base Liquidation Report

Type of Liquidation:

Investor Loan Number:

Loan Number:

Liq Report log No:

Lien Position:

Report Date:

REMIC #

Ending Interest Rate:

Original Amount of Loan:

Fixed or Adjustable:

UPB Accrued Int to frcl sale:

Advanced Delinquent Interest:

Date Borrower Paid To:

Borrower's Name:

Property Address:

MSP Bank/Category:

Note Date:

Date of REO:

Disposition Date:

Amount

Date of Valuation

Type of Valuation

Market Value

AS IS:

Repaired:

Supplemental Value

AS IS:

Repaired:

REO BPO Value:

List Price:

Sales Price:

Proceeds

Expenses

List Price:

Servicing Advances:

Sales Price:

Payee 70R01 Acquisition:

Broker’s Commission:

Payee 75R60 REO:

Bonus Commission:

Payee 75R49 Foreclosure:

Lien Purchase/Paid Off:

Payee 75R36 Escrow:

Seller Closing Costs:

Payee 75R52 Bankruptcy:

Repair Costs:

Discrepancy Amount:

Seller Concessions:

Servicing Advance Total:

Other Closing Costs:

_______________

Advances Applied After Liquidation:

Net Proceeds:

_______________

Prior Additional Advances:

Escrow Balance:

Escrow Advance:

Suspense Balance:

Interest On Advances:

Restricted Escrow:

Other Advances:

Rental Income Received:

Servicing Advance Holdbacks:

Insurance Settlement Received:

Property Inspection:

Other:

BPO:

Total Liquidation Proceeds:

Lender Placed Insurance:

Total Liquidation Expenses:

Utilities:

Net Liquidation Proceeds:

REO Repair Costs:

Loan Principal Balance:

Foreclosure Fees:

Realized Gain/Loss Amount:

Bankruptcy:

Additional Proceeds Applied:

Eviction Costs:

Prior Additional Proceeds:

Transfer Tax:

Reconveyance Fees:

Other Holdbacks:

Demand Fee:

Total Holdbacks:

Loss Severity:

Other Fees (Including Fee Code B):
   UPB Accrued Interest to COE:
   Advanced Delinquent Interest:
   Stopped Delinquent Interest:
   Deferred Interest:
   Additional Interest:

    Total Liquidation Expenses:

Mgr. Approval ________________

Corp. Approval______________________

EXHIBIT I

FORM OF TRUST RECEIPT AND INITIAL CERTIFICATION

[_________________, 200_]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York 10010

DLJ Mortgage Capital, Inc.
11 Madison Avenue, 4th Floor
New York, New York 10010

Re:

Pooling and Servicing Agreement (“Pooling and Servicing Agreement”) relating to [__________________] CSMC  Mortgage-Backed Pass-Through Certificates, Series 200_-___

Ladies and Gentlemen:

In accordance with and subject to the provisions of Section 2.02 of the Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except for the exceptions noted on the schedule attached hereto, it has (a) received an original Mortgage Note and Assignment of Mortgage (except with respect to MERS Designated Mortgage Loans) with respect to each Mortgage Loan listed on the Mortgage Loan Schedule and (b) such Mortgage Note has been reviewed by it and appears regular on its face and relates to such Mortgage Loan.  The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically mentioned above.  The Trustee makes no representations as to:  (i) the validity, legality, sufficiency, enforceability, recordability, perfection, priority, due authorization or genuineness of any of the documents delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement or any of the Mortgage Loans identified in the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

The Trustee acknowledges receipt of notice that the Depositor has granted to the Trustee for the benefit of the Certificateholders a security interest in all of the Depositor’s right, title and interest in and to the Mortgage Loans.

Capitalized terms used herein without definition shall have the meaning assigned to them in the Pooling and Servicing Agreement.

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By: ________________________________

Authorized Representative

EXHIBIT J

FORM OF TRUST RECEIPT AND FINAL CERTIFICATION

           [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York 10010

DLJ Mortgage Capital, Inc.
11 Madison Avenue, 4th Floor
New York, New York 10010

Re:

Pooling and Servicing Agreement (“Pooling and Servicing Agreement”) relating to [___________________] CSMC Mortgage-Backed Pass-Through Certificates, Series 200_-___

Ladies and Gentlemen:

In accordance with and subject to the provisions of Section 2.02 of the above-referenced Pooling and Servicing Agreement the undersigned, as Trustee, hereby certifies that, except for the exceptions noted on the schedule attached hereto, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full) it has reviewed the Mortgage File and has determined that (based solely on its review of each such documents on its face) (i) all documents described in clauses (i)-(v) of Section 2.01(b) of the Pooling and Servicing Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and related to such Mortgage Loan and (iii) each Mortgage Note has been endorsed and each assignment of Mortgage has been delivered as provided in Section 2.01 of the Pooling and Servicing Agreement.  The Trustee has made no independent examination of any documents required to be delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement beyond the review specifically required therein.  The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability, perfection, priority, due authorization or genuineness of any of the documents required to be delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

Capitalized terms used herein without definition have the meanings ascribed to them in the Pooling and Servicing Agreement.

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By: ________________________________

Authorized Representative

EXHIBIT M-3

FORM OF REGULATION S LETTER

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York 10010

Wells Fargo Bank, National Association

Sixth Street and Marquette Avenue

Minneapolis, Minnesota  55479

Re:

[_________________________] CSMC  Mortgage-Backed Pass-Through Certificates, Series 2007-6 (the “Certificates”)

Reference is hereby made to the Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), dated as of September 1, 2007, among the Depositor, DLJ Mortgage Capital, Inc., as seller, Wells Fargo Bank, N.A., as a servicer, as master servicer and as trust administrator, Select Portfolio Servicing, Inc., as a servicer, as special servicer and as modification oversight agent, Bank of America, National Association, as a servicer, Universal Master Servicing, LLC, as a servicer and U.S. Bank National Association, as trustee.  All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement.

This letter relates to U.S. $                              aggregate principal amount of Certificates which are held in the name of [name of transferor]                                                         (the “Transferor”).  The Transferor intends to transfer the Certificates to [name of transferee] ____________________ (the “Transferee”).

In connection with such request, each of the Transferor and the Transferee does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Pooling and Servicing Agreement and the Certificates and in accordance with Rule 904 of Regulation S, and that:

a.

the offer of the Certificates was not made to a person in the United States;

b.

at the time the buy order was originated, the Transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the Transferee was outside the United States;

c.

no directed selling efforts have been made in contravention of the requirements of Rule 903 or 904 of Regulation S, as applicable;

d.

the transaction is not part of a plan or scheme to evade the registration requirements of the United States Securities Act of 1933, as amended; and

e.

the Transferee is not a U.S. person (as defined in Regulation S).

You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.  Terms used in this letter and not otherwise defined herein or in the Pooling and Servicing Agreement shall have the meanings set forth in Regulation S.

[Name of Transferor]

By:

Name:

      Title:

[Name of Transferee]

By:

Name:

      Title:

Date:                                   ,

EXHIBIT Y

REQUIRED LOAN LEVEL DATA FIELDS FOR MONTHLY REPORTING

loan_ID
pool_ID
loan_closing_date
deal_closing_date
credit_score
documentation_type
occupancy_type
original_interest_rate
original_loan_bal
original_securitized_bal
original_amortization_term
ltv_rate
dti_rate
pp_flag
prepayment_penalty_term
product_type
property_state
property_type
loan_purpose_type
lien_position_type
cltv_rate
cutoff_date
loanage_count
mss_count
interest_rate
beg_prin_bal
loan_status
delq_bucket
prepayment_amount
liquidation_bal
payoff date
current_gain_loss_amount
end_prin_bal
ending_act_Bal
sched_prin
curr_prop_val
servicer
intcalctype
ratetype
ioterm
margin
origterm
rterm
zfraperiod
mthroll
initratecp
perratecp
perpaycp
liferatecp
ratemax
ratemin
ngmType
ngmAmt
ratefreq
payfreq
dnextrate
currltv
propzip
pmitype
SILENT2ND
SIMULTANEOUS 2ND
BLNTYPE
group
pldgType
pldgAmt
eltv
svcrate
otherrate
heloc
modtype
cnvtype
P & I
next_due
Internal_Loan_Id

EXHIBIT Z

REQUIRED LOAN LEVEL DATA FIELDS FOR CUT-OFF DATE REPORT

loan_id
pool_ID
loan_closing_date
deal_closing_date
credit_score
documentation_type
occupancy_type
original_interest_rate
original_loan_bal
original_securitized_bal
original_amortization_term
ltv_rate
comb_ltv_rate
appraisal
purchase_price
dti_rate
pp_flag
prepayment_penalty_term
product_type
property_state
property_type
loan_purpose_type
lien_position_type
cltv_rate
cutoff_date
loanage_count
mss_count
interest_rate
beg_prin_bal
loan_status
delq_bucket
prepayment_amount
liquidation_bal
payoff date
current_gain_loss_amount
end_prin_bal
ending_act_Bal
sched_prin
servicer
intcalctype
ratetype
ioterm
margin
origterm
rterm
zfraperiod
mthroll
initratecp
perratecp
perpaycp
liferatecp
ratemax
ratemin
ngmType
ngmAmt
ratefreq
payfreq
dnextrate
currltv
propzip
pmitype
SILENT2ND
SIMULTANEOUS 2ND
BLNTYPE
group
pldgType
pldgAmt
eltv
svcrate
otherrate
heloc
modtype
cnvtype
Orig P&I
P&I
next_due
Internal_Loan_Id
maturity_date
Cert number
Due on Sale Flag
Escrow Flag
First Pay Date
Note Date
PMI Coverage Percent
LPMI
Excess Fee
Master Fee
Trustee Fee

SCHEDULE IIE

Representations and Warranties of Seller and Servicer– Universal Master Servicing LLC

UMS, in its capacities as a Servicer, hereby makes the representations and warranties set forth in this Schedule IIE to the Depositor, the Certificate Insurer, the Trustee, the Trust Administrator and the Master Servicer, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.

(i)

UMS is a limited liability company duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

(ii)

UMS has all requisite corporate power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder.  The Agreement (assuming the due authorization and execution of the Agreement by the other parties thereto) constitutes a valid and legally binding agreement of UMS enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors.

(iii)

None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of UMS or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which UMS is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to UMS of any court, regulatory body, administrative agency or governmental body having jurisdiction over UMS.

(iv)

There is no action, suit, proceeding or investigation pending, or to UMS’s knowledge threatened, against UMS before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might reasonably be expected to materially and adversely affect the performance by UMS of its obligations under, or the validity or enforceability of, the Agreement.

(v)

No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by UMS of the Agreement or the consummation of the transactions contemplated by the Agreement.

SCHEDULE IIF

Representations and Warranties of Servicer– Bank of America, National Association

Bank of America, in its capacity as a Servicer, hereby makes the representations and warranties set forth in this Schedule IIF to the Depositor, the Trustee, the Trust Administrator and the Master Servicer, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.

(i)

Bank of America is a national banking association duly formed, validly existing and in good standing and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

(ii)

Bank of America has all requisite corporate power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder.  The Agreement (assuming the due authorization and execution of the Agreement by the other parties thereto) constitutes a valid and legally binding agreement of Bank of America enforceable in accordance with its terms, except as such enforceability may be limited by liquidation, conservatorship and similar laws administered by the FDIC affecting the contractual obligations of insured banks.

(iii)

None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of Bank of America or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which Bank of America is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to Bank of America of any court, regulatory body, administrative agency or governmental body having jurisdiction over Bank of America.

(iv)

There is no action, suit, proceeding or investigation pending, or to Bank of America’s knowledge threatened, against Bank of America before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might reasonably be expected to materially and adversely affect the performance by Bank of America of its obligations under, or the validity or enforceability of, the Agreement.

(v)

No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by Bank of America of the Agreement or the consummation of the transactions contemplated by the Agreement.

SCHEDULE III

Representations and Warranties of DLJMC – DLJMC Mortgage Loans

DLJMC, in its capacity as Seller, hereby makes the representations and warranties set forth in this Schedule III to the Depositor, the Trustee, the Servicers and the Trust Administrator, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified, with respect to the DLJMC Mortgage Loans identified on Schedule I hereto, except as otherwise specified herein.  Unless otherwise specified, each reference to a “Mortgage Loan” in this Schedule III shall mean a DLJMC Mortgage Loan, and each reference to a “Mortgaged Property” shall mean a Mortgaged Property related to a DLJMC Mortgage Loan.

(i)

The information set forth in Schedule I, with respect to the DLJMC Mortgage Loans, is complete, true and correct in all material respects;

(ii)

[Reserved];

(iii)

All payments due prior to the Cut-off Date for such Mortgage Loan have been made as of the Closing Date. No Mortgage Loan will be 30 days or more delinquent in payment as of May [__], 2007; there are no material defaults under the terms of the Mortgage Loan;

(iv)

All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or escrow funds have been established in an amount sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable;

(v)

The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded or sent for recording to the extent any such recordation is required by law, or, necessary to protect the interest of the Depositor. No other instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, from the terms thereof except in connection with an assumption agreement and which assumption agreement is part of the Mortgage File and the terms of which are reflected in Schedule I; the substance of any such waiver, alteration or modification has been approved by the issuer of any related Mortgage Guaranty Insurance Policy and title insurance policy, to the extent required by the related policies;

(vi)

The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

(vii)

All buildings or other customarily insured improvements upon the Mortgaged Property are insured by an insurer acceptable under the FNMA Guides, against loss by fire, hazards of extended coverage and such other hazards as are provided for in the FNMA Guides or by FHLMC, as well as all additional requirements set forth in Section 4.10 of this Agreement. All such standard hazard policies are in full force and effect and on the date of origination contained a standard mortgagee clause naming the Seller and its successors in interest and assigns as loss payee and such clause is still in effect and all premiums due thereon have been paid.  If required by the Flood Disaster Protection Act of 1973, as amended, the Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration which policy conforms to FNMA and FHLMC requirements, as well as all additional requirements set forth in Section 4.10 of this Agreement.  Such policy was issued by an insurer acceptable under FNMA or FHLMC guidelines.  The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor’s cost and expense and to seek reimbursement therefor from the Mortgagor;

(viii)

Each Mortgage Loan at the time it was made complied in all material respects with applicable federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, disclosure and predatory and abusive lending laws applicable to the Mortgage Loan;

(ix)

The related Mortgage is a valid, subsisting, enforceable and perfected first lien on the Mortgaged Property, including for Mortgage Loans that are not Cooperative Loans, all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note’s original principal balance.  The Mortgage and the Mortgage Note do not contain any evidence of any security interest or other interest or right thereto.  Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first lien, as applicable, of the Mortgage subject only to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally and either (A) which are referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan, or (B) which do not adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, and (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting, enforceable and perfected first lien and first priority security interest on the property described therein, and the Seller has the full right to sell and assign the same to the Depositor;

(x)

The Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms subject to bankruptcy, insolvency, moratorium, reorganization and other laws of general application affecting the rights of creditors and by general equitable principles;

(xi)

The Seller or its affiliate is the sole owner of record and holder of the Mortgage Loan and the indebtedness evidenced by the Mortgage Note.  Immediately prior to the transfer and assignment to the Depositor on the Closing Date, the Mortgage Loan, including the Mortgage Note and the Mortgage, were not subject to an assignment or pledge, and the Seller had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan to the Depositor free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and has the full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loan and following the sale of the Mortgage Loan, the Depositor will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest;

(xii)

There are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to or equal to the lien of the related Mortgage;

(xiii)

All improvements subject to the Mortgage which were considered in determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) except for de minimus encroachments permitted by the FNMA Guide and which have been noted on the appraisal or the title policy affirmatively insures against loss or damage by reason of any violation, variation or encroachment adverse circumstances which is either disclosed or would have been disclosed by an accurate survey, and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in clause (xiii) above or are acceptable under FNMA or FHLMC guidelines and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

(xiv)

The Mortgaged Property is not subject to any material damage by waste, fire, earthquake, windstorm, flood or other casualty.  At origination of the Mortgage Loan there was, and there currently is, no proceeding pending for the total or partial condemnation of the Mortgaged Property;

(xv)

The Mortgage File contains an appraisal of the related Mortgaged Property signed prior to the final approval of the mortgage loan application by a Qualified Appraiser, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan;

(xvi)

Each Mortgage Loan has been serviced in all material respects in compliance with accepted servicing practices;

(xvii)

With respect to each Cooperative Loan, the related Mortgage is a valid, enforceable and subsisting first security interest on the related Cooperative Shares securing the related Mortgage Note, subject only to (a) liens of the Cooperative Property for unpaid assessments representing the Mortgagor’s pro rata share of the Cooperative Property’s payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement.  There are no liens against or security interest in the Cooperative Shares relating to each Cooperative Loan (except for unpaid maintenance, assessments and other amounts owed to the related Cooperative Property which individually or in the aggregate will not have a material adverse effect on such Cooperative Loan), which have priority over DLJMC’s security interest in such Cooperative Shares;

(xviii)

The Mortgage Loan complies with all the terms, conditions and requirements of the originator’s underwriting standards in effect at the time of origination of such Mortgage Loan.

(xix)

The Seller has delivered or caused to be delivered to the Trustee or the Custodian on behalf of the Trustee the original Mortgage bearing evidence that such instruments have been recorded in the appropriate jurisdiction where the Mortgaged Property is located as determined by the Seller (or, in lieu of the original of the Mortgage or the assignment thereof, a duplicate or conformed copy of the Mortgage or the instrument of assignment, if any, together with a certificate of receipt from the Seller or the settlement agent who handled the closing of the Mortgage Loan, certifying that such copy or copies represent true and correct copy(ies) of the originals) and that such original(s) have been or are currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located) or a certification or receipt of the recording authority evidencing the same;

(xx)

The Mortgage File contains each of the documents specified in Section 2.01(b) of this Agreement;

(xxi)

With respect to each Cooperative Loan, the Cooperative Shares that is pledged as security for the Cooperative Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

(xxii)

With respect to each Mortgage Loan, (a) the Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority or (b) at the time the Mortgage Loan was originated, the originator was a mortgagee duly licensed as required by the State within which the Mortgage Loan was originated, and was subject to supervision and examination conducted by the applicable State authority of such State;

(xxiii)

The Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A);

(xxiv)

With respect to each Mortgage Loan sold by any Seller, to the knowledge of DLJMC, (i) no borrower obtained a prepaid single-premium credit insurance policy in connection with the origination of a Mortgage Loan, (ii) the related Servicer of each such Mortgage Loan has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis; (iii) no such Mortgage Loan will impose a Prepayment Penalty for a term in excess of five years;  and (iv) with respect to any Mortgage Loans that are on manufactured housing, such housing will be the principal residence of the borrower upon origination of such mortgage loan;

(xxv)

With respect to each Mortgage Loan sold by any Seller that was originated on or after October 1, 2002 and before March 7, 2003, no such Mortgage Loan is secured by a Mortgaged Property located in the State of Georgia and no Mortgage Loan sold by any Seller secured by Mortgaged Property located in the State of Georgia that was originated on or after March 7, 2003 is a “high cost home loan” as defined in the Georgia Fair Lending Act (HB 1361), as amended;

(xxvi)

 None of the Mortgage Loans sold by any Seller are classified as (a) a “high cost mortgage” loan under the Home Ownership and Equity Protection Act of 1994 or (b) a “high cost home,” “covered,” “high-cost,” “high-risk home,” or “predatory” loan under any other applicable state, federal or local law;

(xxvii)

With respect to each Mortgage Loan that has a Prepayment Penalty feature, each such Prepayment Penalty is enforceable and, at the time such Mortgage Loan was originated, each Prepayment Penalty complied with applicable federal, state and local law, subject to federal preemption where applicable;

(xxviii)

Each Mortgage Loan that is secured by residential real property (or a leasehold interest therein) has a loan-to-value ratio of 100% or less by Cut-Off Date Principal Balance;

(xxix)

No Mortgage Loan sold by any Seller is a “High Cost Loan” or “Covered Loan”, as applicable, as such terms are defined in the Standard & Poor’s LEVELS® Glossary, Appendix E, in effect as of the Closing Date; and

(xxx)

With respect to any Mortgage Loan originated on or after August 1, 2004, either (a) the related Mortgage and the related Mortgage Note does not contain a mandatory arbitration clause (that is, a clause that requires the related Mortgagor to submit to arbitration to resolve any dispute arising out of or relating in any way to the Mortgage Loan) or (b) the related Mortgage and the related Mortgage Note contained a mandatory arbitration clause as of the related origination date and such clause has or will be waived by the originator or an entity designated by the Seller in writing no later than sixty (60) days after the related Closing Date which notice included or will include the following language: “WE ARE HEREBY NOTIFYING YOU THAT THE MANDATORY ARBITRATION CLAUSE OF YOUR LOAN, REQUIRING THAT YOU SUBMIT TO ARBITRATION TO RESOLVE ANY DISPUTE ARISING OUT OF OR RELATING IN ANY WAY TO YOUR MORTGAGE LOAN, IS IMMEDIATELY NULL AND VOID.  YOU ARE FREE TO CHOOSE TO EXERCISE ANY OF YOUR RIGHTS OR ENFORCE ANY REMEDIES UNDER YOUR MORTGAGE LOAN THROUGH THE COURT SYSTEM.”  A copy of the written notice referred to in the immediately preceding sentence, if applicable, shall be retained in the related Mortgage File.